                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of August 1, 1995 95-6 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from August 1, 1995 to August 31, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of September, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                   Phyllis A. Knight
                                   Assistant Vice President and
                                    Assistant Controller

                        GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.40%, 6.65%, 7.00%,
                                  7.25%, 7.60%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-6
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                  August, 1995

                              CUSIP#'S  393505-HM-7,HN5,HP0,HQ8,HR6,HS4
                              TRUST ACCOUNT #3334348-0
                              REMITTANCE DATE:  9/15/95

                                                  Total $        Per $1,000
                                                   Amount         Original
                                                ------------     ----------
Class A Certificates
--------------------
(1a)  Amount available (including Monthly
      Servicing Fee)                            4,198,050.32

(b)   Class M-1 Interest Deficiency Amount
      (if any) and Class B-1 Interest
      Deficiency Amount (if any) withdrawn
      for prior Remittance Date                         0.00

(c)   Amount Available after giving effect to
      withdrawal of Class M-1 Interest
      Deficiency Amount and B-1 Interest
      Deficiency Amount for prior Remittance
      Date                                              0.00

A.    Interest
      (2)  Aggregate Interest
           a. Class A-1 Remittance Rate
               (6.15%, unless Weighted Average
               Contract Rate is below 6.15%)           6.15%
           b. Class A-1 Interest                  229,600.00     4.78333333
           c. Class A-2 Remittance Rate
               (6.40%, unless Weighted Average
               Contract Rate is below 6.40%)           6.40%
           d. Class A-2 Interest                  318,577.78     4.97777781
           e. Class A-3 Remittance Rate
               (6.65%, unless Weighted Average
               Contract Rate is below 6.65%)           6.65%
           f. Class A-3 Interest                  206,888.89     5.17222225
           g. Class A-4 Remittance Rate
               (7.00%, unless Weighted Average
               Contract Rate is below 7.00%)           7.00%
           h. Class A-4 Interest                  245,000.00     5.44444444
           i. Class A-5 Remittance Rate
               (7.25%, unless Weighted Average
               Contract Rate is below 7.25%)           7.25%
           j. Class A-5 Interest                  339,743.06     5.63888896
           k. Class A-6 Remittance Rate
               (7.60%, unless Weighted Average
               Contract Rate is below 7.60%)           7.60%
           l. Class A-6 Interest                  425,600.00     5.91111111

      (3)  Amount applied to:
           a. Unpaid Class A Interest
              Shortfall                                  .00            .00

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.40%, 6.65%,
                              7.00%, 7.25%. 7.60%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-6
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1995

                                   CUSIP#'S   393505-HM-7,HN5,HP0,HQ8,HR6,HS4
                                   TRUST ACCOUNT #3334348-0
                                   REMITTANCE DATE:  9/15/95

                                                  --------------  ------------
     (4) Remaining:
         a. Unpaid Class A Interest
            Shortfall                                        .00           .00

B.   Principal
     (5) Formula Principal Distribution
         Amount                                     2,015,302.34           N/A
         a. Scheduled Principal                       374,354.15           N/A
         b. Principal Prepayments                   1,640,948.19           N/A
         c. Liquidated Contracts                             .00           N/A
         d. Repurchases                                      .00           N/A

     (6) Pool Scheduled Principal
         Balance                                  394,679,417.66  994.91976515
    (6a) Pool Factor                                   .99491977

     (7) Unpaid Class A Principal Shortfall
         (if any) following prior Remittance
         Date                                                .00

     (8) Class A Percentage for such Remittance
         Date (Until Class B Cross-Over Date,
         and on each Remittance Date thereafter
         unless each Class B Principal
         Distribution Test is satisfied, equals
         Class A Principal Balance, divided by Pool
         Scheduled Principal Balance)                     90.50%

     (9) Class A Percentage for the following
          Remittance Date                                 90.45%

    (10) Class A Principal Distribution:
         a. Class A-1                               2,015,302.34   41.98546542
         b. Class A-2                                        .00           .00
         c. Class A-3                                        .00           .00
         d. Class A-4                                        .00           .00
         e. Class A-5                                        .00           .00
         f. Class A-6                                        .00           .00

    (11) Class A-1 Principal Balance               45,984,697.66  958.01453458
   (11a) Class A-1 Pool Factor                         .95801453

    (12) Class A-2 Principal Balance               64,000,000.00  1000.0000000
   (12a) Class A-2 Pool Factor                        1.00000000

    (13) Class A-3 Principal Balance               40,000,000.00  1000.0000000
   (13a) Class A-3 Pool Factor                        1.00000000

    (14) Class A-4 Principal Balance               45,000,000.00  1000.0000000
   (14a) Class A-4 Pool Factor                        1.00000000

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.40%, 6.65%,
                              7.00%, 7.25%. 7.60%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-6
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1995

                                   CUSIP#'S  393505-HM-7,HN5,HP0,HQ8,HR6,HS4
                                   TRUST ACCOUNT #3334348-0
                                   REMITTANCE DATE:  9/15/95

    (15) Class A-5 Principal Balance             60,250,000.00    1000.0000000
   (15a) Class A-5 Pool Factor                      1.00000000

    (16) Class A-6 Principal Balance             72,000,000.00    1000.0000000
   (16a) Class A-6 Pool Factor                      1.00000000

    (17) Unpaid Class A Principal Shortfall
         (if any) following current Remittance
         Date                                              .00

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

    (18) 31-59 days                                  60,021.57               2

    (19) 60 days or more                                   .00               0

    (20) Current Month Repossessions                       .00               0

    (21) Repossession Inventory                            .00               0

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in July 1999)

(22) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current
         Remittance Date                                                 .000%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 3.5%)                                      .0%

(23) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current
         Remittance Date                                                  .02%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 5.5%)                                     .01%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.40%, 6.65%,
                              7.00%, 7.25%. 7.60%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-6
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1995

                                   CUSIP#'S  393505-HM-7,HN5,HP0,HQ8,HR6,HS4
                                   TRUST ACCOUNT #3334348-0
                                   REMITTANCE DATE:  9/15/95

(24) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 5.5% from September 1, 1999 to
         August 31, 2000, 6.5% from September 1, 2000 to
         August 31, 2001, 8.5% from September 1, 2001 to
         August 31, 2002 and 9.5% thereafter)                               0%

(25) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance
         Date                                                                0

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
         arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.25%)                                              0%

(26) Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by Pool Scheduled
         Principal Balance for prior Remittance Date (must
         equal or exceed 14.5%) and the Class B Principal Balance
         as of such Remittance Date is greater than or equal
         to $7,933,894.00                                                9.50%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-6
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1995
                                    Page 5

                                                            CUSIP#'S 393505-HT2
                                                       TRUST ACCOUNT #3334348-0
                                                      REMITTANCE DATE:  9/15/95

                                                      Total $      Per $1,000
                                                      Amount        Original
                                                   -------------  -------------
CLASS M1 CERTIFICATES
---------------------
 (27) Amount available (including Monthly
      Servicing Fee)                                  417,338.25

 A.   Interest
 (28) Aggregate interest
      a. Class M-1 Remittance Rate (8.10%,
         unless Weighted Average Contract
         Rate is below 8.10%)                              8.10%
      b. Class M-1 Interest                           187,425.00     0.63000000

 (29) Amount applied to Class M-1 Interest
      Deficiency Amount                                      .00              0

 (30) Remaining unpaid Class M-1 Interest
      Deficiency Amount                                      .00              0

 (31) Amount Applied to:
      a. Unpaid Class M-1 Interest Shortfall                 .00              0

 (32) Remaining:
      a. Unpaid Class M-1 Interest Shortfall                 .00              0

 B.   Principal
 (33) Formula Principal Distribution Amount
      a. Scheduled Principal                                 .00            N/A
      b. Principal Prepayments                               .00            N/A
      c. Liquidated Contracts                                .00            N/A
      d. Repurchases                                         .00            N/A

 (34) Class M-1 Principal Balance                  29,750,000.00  1000.00000000
(34a) Class M-1 Pool Factor                           1.00000000

 (35) Class M-1 Percentage after prior Remittance
      Date                                                  .00%

 (36) Class M-1 Percentage for such Remittance
      Date                                                  .00%

 (37) Class M-1 Percentage for the following
      Remittance Date                                       .00%

 (38) Class M-1 Principal Distribution:
      a. Class M-1                                           .00     0.00000000
      b. Unpaid Class M-1 Principal Shortfall
         (if any) following prior Remittance
         Date                                                .00

 (39) Unpaid Class M-1 Principal Shortfall
      (if any) following current Remittance
      Date                                                   .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-6
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                 August, 1995

                                                 CUSIP#'S 393505-HU9, HV7
                                                 REMITTANCE DATE:  9/15/95

                                                       Total $      Per $1,000
                                                       Amount        Original
                                                    -------------   ----------
Class B1 Certificates
-----------------------
 (1)  Amount Available less the Class A
       Distribution Amount and Class M-1
       Distribution amount (including Monthly
       Servicing Fee)                                  229,913.25

 (2)   Class B-1 Remittance Rate (7.70% unless
       Weighted Average Contract Rate is
       below 7.70%)                                         7.70%

 (3)   Aggregate Class B1 Interest                     118,879.44   5.98888866

 (4)   Amount applied to Unpaid Class
       B1 Interest Shortfall                                  .00          .00

 (5)   Remaining unpaid Class B1
       Interest Shortfall                                     .00          .00

 (6)   Amount applied to Class B1 Interest
       Deficiency Amount                                      .00

 (7)   Remaining Unpaid Class B-1 Interest
       Deficiency Amount                                      .00

 (8)   Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date               .00

 (9)   Class B Percentage for such Remittance Date
       (until Class B Cross-over Date, and on each
       Remittance Date thereafter unless each Class
       B Principal Distribution Test is satisfied,
       equals zero.  Thereafter, if each Class B
       Principal Distribution Test is satisfied,
       equals 100% minus Class A Percentage)                  .00

 (9a)  Class B Percentage for the following
       Remittance Date                                        .00

(10)   Class B1 Principal (Class B Percentage of
       Formula Principal Distribution Amount)                 .00

(11a)  Class B1 Principal Shortfall                           .00

(11b)  Unpaid Class B1 Principal Shortfall                    .00

(12)   Class B Principal Balance                    37,694,720.00

(13)   Class B1 Principal Balance                   19,850,000.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-6
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                 August, 1995
                                    Page 2

                                         CUSIP#'S   393505-HU9, HV7
                                         REMITTANCE DATE:  9/15/95


                                                       Total $      Per $1,000
                                                        Amount       Original
                                                    -------------   ----------
Class B2 and C Certificates
--------------------------
(12) Remaining Amount Available                        111,033.81

(13) Class B-2 Remittance Rate (8.00%
     unless Weighted Average Contract
     Rate is less than 8.00%)                               8.00%

(14) Aggregate Class B2 Interest                       111,033.81   6.22222204

(15) Amount applied to Unpaid Class
     B2 Interest Shortfall                                    .00          .00

(16) Remaining Unpaid Class B2
     Interest Shortfall                                       .00          .00

(17) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance Date                 .00

(18) Class B2 Principal Liquidation Loss Amount               .00

(19) Class B2 Principal (zero until Class B1
     paid down; thereafter, Class B Percentage
     of Formula Principal Distribution Amount)                .00

(20) Guarantee Payment                                        .00

(21) Class B2 Principal Balance                     17,844,720.00

(22) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive
     at Amount Available if the Company is
     not the Servicer; deducted from funds
     remaining after payment of Class A
     Distribution Amount, Class M-1 Distribution
     Amount, Class B-1 Distribution Amount and
     Class B-2 Distribution Amount; if the
     Company is the Servicer)                                 .00

(23) 3% Guarantee Fee                                         .00

(24) Class C Residual Payment                                 .00

(25) Class M-1 Interest Deficiency on such
     Remittance Date                                          .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-6
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                 August, 1995
                                    Page 3

                                         CUSIP#'S   393505-HU9, HV7
                                         REMITTANCE DATE:  9/15/95

                                                         Total $    Per $1,000
                                                          Amount     Original
                                                         --------   ----------
(26) Class B-1 Interest Deficiency on such
     Remittance Date                                          .00

(27) Repossessed Contracts                                    .00

(28) Repossessed Contracts Remaining
     in Inventory                                             .00

(29) Weighted Average Contract Rate                      10.26532